                                                                   EXHIBIT 10.30

                                                                    CONFIDENTIAL


                           MEMORANDUM OF UNDERSTANDING
                                     BETWEEN
                           ACCELERATED NETWORKS, INC.
                                       AND
                        US WEST !NTERPRISE AMERICA, INC.


      This Memorandum of Understanding ("MOU") recognizes the mutual desire by Accelerated Networks, Inc. ("ANI") and U S WEST !nterprise America, Inc. ("USW") (together, "the Parties") to create a relationship in which USW will test and potentially purchase network equipment produced by ANI. This document is solely intended to facilitate discussions between the parties. This document is not intended to, and does not create, any legally binding obligations between the parties except as set forth in the sections pertaining to: Warrant to Purchase ANI Stock, Confidentiality, Limited Liability and Disclaimer, Publicity and Arbitration. In addition, this MOU is a non-exclusive agreement, and neither party is obligated to continue to discuss and/or negotiate with regard to the subject matter of this document with the other party. This document is considered Confidential in accordance with the parties' Confidentiality Agreement dated April 21, 2000; provided, however that ANI shall be entitled to include in filings with the United States Securities and Exchange Commission a general description of the relationship contemplated in this MOU and to disclose the existence and contents of this MOU to its financial and legal advisors, underwriters, potential investors and their counsel.


      In order to facilitate further discussion and negotiation the Parties have outlined below the topics currently being discussed.


1.    PRODUCT TESTING.

      (a) Upon execution of this MOU by both parties, ANI will provide USW with the MSAP voice gateway, MSAP concentrator and IAD products (the "ANI Products") listed and in the quantities specified in Exhibit A (the "Evaluation Products") solely for the purpose of evaluating the ANI Products for use with USW's DSL and other services ("USW Services"). Such evaluation shall be performed in accordance with a mutually agreed upon test plan (the "Test Plan") during the ninety (90) day period following USW's receipt of the Products (the "Test Period"). ANI and USW will work together to complete the Test Plan in a timely manner. USW's use of all software and firmware contained in the Evaluation Products shall be subject to the terms and conditions of ANI's standard End-User Software License Agreement provided with such Evaluation Products, such License Agreement to be provided to USW and executed prior to the delivery of the Evaluation Products. During the Test Period, USW and ANI will cooperate and will provide each other with all information and technical assistance necessary to enable USW to appropriately test and evaluate the Evaluation Products in USW's network environment. USW agrees to use reasonable efforts to promptly notify ANI of all (i) problems and errors experienced in connection with integration or deployment of the Evaluation Products into USW's network environment, (ii) the characteristic conditions and symptoms of the problems and errors in sufficient detail to allow ANI to recreate the problems and errors and (iii) recommendations, if any, for changes or modifications to the ANI Products. In addition, USW agrees to provide ANI with a copy of the test results and test set-up information relating to the Evaluation Products.

      (b) The Evaluation Products, any software provided with the Evaluation Products and all other products or materials furnished by ANI ("ANI Property") shall (i) be clearly marked or tagged as ANI's property; (ii) be and remain personal property and not become a fixture to real property; (iii) be subject to inspection by ANI at any time during normal business with reasonable prior notice; (iv) be used only for evaluation and testing of the Evaluation Products in accordance with the Test Plan; (v) be kept free of any liens or encumbrances;
(vi) be kept reasonably separate, given the testing environment, from other materials, tools or property held by USW; (vii) not be modified in any manner by USW; (viii) not be rented, sold, leased or otherwise transferred or used for the benefit of a third party; (ix) not be reverse


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
                                                                    CONFIDENTIAL


assembled, reverse compiled or reverse engineered; and (x) be stored in a safe place and environment and properly maintained at USW's sole cost. USW agrees to treat and maintain the ANI Property with at least the same degree of care as USW would its own valuable equipment. In the event that USW damages any of the ANI Property, USW agrees to purchase the damaged ANI Property at ANI's cost for such property. ANI shall retain and exclusively own all right, title and interest including, without limitation, all patent rights, copyrights, mask work rights, trademark rights, trade secret rights, and all other intellectual and industrial property rights of any kind anywhere in the world ("Proprietary Rights") in and to the ANI Property. At the end of the Test Period, USW shall return or purchase the ANI Property. USW waives any legal or equitable right it may have to withhold the ANI Property and, upon request by ANI, agrees to execute all documents or instruments evidencing ANI's ownership of the ANI Property.

      (c) Any employee or agent of ANI that is present on USW's premises for purposes of participating in the testing and/or evaluation of the Evaluation Products will comply with the USW safety regulations and will comply with any directions provided by USW representatives concerning behavior at USW locations.

      (d) If any of the Evaluation Products fails in some material respect to meet the standards set forth in the Test Plan, USW shall provide ANI with a detailed description of any such failures in a manner sufficient to allow ANI to reproduce the failure. ANI will be allowed a reasonable period of time, but in any event not less than thirty (30) days, to correct the failures specified by USW. USW shall cooperate and provide ANI with reasonable assistance in identifying the source of the failure(s) and making the necessary corrections to the applicable ANI Products. Upon completion of such corrections, USW shall be permitted an additional period of thirty (30) days in which to evaluate the Evaluation Products.

2.    USW PURCHASE PROCESS. USW has already issued a Request for Information
(RFI) asking vendors engaged in developing or producing products related to creating voice over DSL services or related gateway products to provide information on those products to USW for evaluation. ANI has responded to the RFI, and the product testing described in section 1 above is part of that process. After evaluating the ANI Evaluation Products, as well as the products and information provided by other vendors, USW will make a determination concerning which vendor or vendors it will consider as potential suppliers for its equipment needs. If the ANI products are positively evaluated during the testing process described above, ANI will be in a good position to be considered as a potential supplier to USW and to engage with USW in negotiating a definitive supplier or distribution agreement.

3. WARRANT TO PURCHASE ANI STOCK. At the time that ANI signs the underwriting agreement with its lead underwriters for its initial public offering and subject to USW's payment to ANI of five thousand dollars ($5,000), ANI will issue to USW, or its designee, a warrant (the "Warrant") in substantially the form attached hereto as Exhibit B to purchase up to $ 3,000,000 of ANI common stock at the initial public offering price. In the event ANI fails to complete its initial public offering during the term of this MOU, ANI shall have no obligation to issue the Warrant to USW.

4. TERM. This MOU will commence on the date this MOU is signed by both parties and will continue for a period of ninety (90) days unless extended pursuant to paragraph 1 or by mutual agreement of the parties or earlier terminated by either party upon ten (10) days prior written notice.

5. CONFIDENTIALITY. USW acknowledges that, in the course of using the Evaluation Products, it may obtain information relating to the ANI Products and/or ANI including, without limitation, product features and mode of operation, product test results and performance benchmarks, this MOU, trade secrets, know-how, inventions (whether or not patentable), techniques, processes, programs, ideas, algorithms, schematics, testing procedures, software design and architecture, computer code, documentation and design and functional specifications ("Proprietary Information"). USW will take all reasonable precautions to protect the Proprietary Information including, without limitation, all precautions USW takes with respect to its own confidential materials of like kind. In addition, USW will not use or disclose any Proprietary Information nor disclose the terms or subject matter of this MOU, except to the extent necessary to evaluate internally the Evaluation Products. Any employee of USW given access to any of the


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

Proprietary Information must have a legitimate "need to know" and must be subject to a written agreement (at any time prior to such access), protecting the confidentiality, and restricting the disclosure and use, of third party confidential or proprietary information disclosed to USW. Neither party will make any disclosure to any third party regarding this MOU or discussions between the parties relating to the activities and transactions contemplated herein or the Purchase Agreement unless both parties agree to such disclosure in writing, provided, however that ANI shall be entitled to include in filings with the United States Securities and Exchange Commission a general description of the relationship contemplated in this MOU and to disclose the existence and contents of this MOU to its financial and legal advisors, underwriters, potential investors and their counsel. The obligations under this paragraph 5 will continue for a period of three (3) years following termination or expiration of this MOU.

6. LIMITED LIABILITY; DISCLAIMER. THE EVALUATION PRODUCTS ARE PROVIDED "AS-IS" WITHOUT WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. EXCEPT IN THE EVENT OF A BREACH OF SECTION 5, NEITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY OR STATUTORY DAMAGES WITH RESPECT TO THE PERFORMANCE OF THEIR OBLIGATIONS HEREUNDER, EVEN IF ADVISED OF THE POSSIBILITY OF SAME. EXCEPT FOR A PARTY'S CONFIDENTIALITY OBLIGATIONS, NOTWITHSTANDING ANYTHING ELSE IN THIS MOU OR OTHERWISE, NEITHER PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS MOU UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY AMOUNTS IN EXCESS OF PURCHASE PRICE OF THE EVALUATION PRODUCTS.

7. PUBLICITY. Upon commencement of the Test Period, ANI and USW agree to issue a joint press release, subject to the approval of both parties, announcing this MOU and the relationship contemplated thereby. Except to the extent necessary under applicable laws, the parties agree that all subsequent press releases or other publicity and public disclosures relating to the existence or substance of the matters contained herein shall not be released without the prior written approval of both parties.

8. GENERAL. Neither this MOU, nor any activities described herein shall be construed to create a partnership, joint venture, franchise, agency or other such relationship. Except as expressly set forth herein, this MOU represents a non-exclusive relationship and nothing shall preclude a party from entering into a similar relationship with other parties. This MOU shall be governed in all respects by the laws of the State of California and the federal laws of the United States, without regard to conflicts of laws provisions thereof. The sole jurisdiction and venue for actions related to the subject matter hereof shall be the state and federal courts in Los Angeles County, California, and both parties hereby consent to such jurisdiction and venue. This MOU constitute the entire agreement between the parties respecting the subject matter hereof, and merges all prior and contemporaneous communications, both written and oral. This MOU may not be modified except by written agreement signed on behalf of ANI and USW by their authorized representatives.

9. ARBITRATION. Any claim, controversy or dispute between the parties, their agents, employees, officers, directors or affiliated agents ("Dispute"), shall be resolved by arbitration conducted by a single arbitrator engaged in the practice of law and knowledgeable in the applicable areas of law, under the then current Commercial Arbitration rules of the American Arbitration Association. The Federal Arbitration Act, 9 U.S.C. Sections 1-16, not state law, shall govern the arbitrability of all Disputes. The arbitrator shall have authority to award compensatory damages only. The arbitrator's award shall be final and binding and may be entered in any court having jurisdiction thereof. Each party shall bear its own costs and attorneys' fees, and shall share equally in the fees and expenses of the arbitrator. The laws of the State of California shall govern the construction and interpretation of the Agreement, and the arbitration shall occur in Los Angeles, California. It is expressly agreed that either party may seek injunctive relief in an appropriate court of law or equity pending an award in arbitration.

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
                                                                    CONFIDENTIAL



        The parties acknowledge acceptance of the terms of this MOU by their signatures below:



ACCELERATED NETWORKS, INC.                    U S WEST !NTERPRISE AMERICA, INC.
By: /s/ Suresh Nihalani                       By: /s/ Steve Starliper
Name: Suresh Nihalani                         Name: Steve Starliper
Title: President and CEO                      Title: V.P.
Date: May 10, 2000                            Date: May 10, 2000
---------------------------------------       ---------------------------------




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

                                   Exhibit B

BOTH THE TRANSFER OF THIS WARRANT AND THE TRANSFER OF THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO CERTAIN RESTRICTIONS CONTAINED HEREIN AND IN THAT CERTAIN SECOND RESTATED INVESTORS RIGHTS AGREEMENT DATED AS OF FEBRUARY 18, 2000, AMONG THE COMPANY AND CERTAIN OF ITS SHAREHOLDERS, AS AMENDED FROM TIME TO TIME.

THIS WARRANT AND THE SHARES INTO WHICH IT IS EXERCISABLE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                           ACCELERATED NETWORKS, INC.

                        Warrant to Purchase Common Stock

Warrant Certificate No. 2



                        VOID AFTER 5:00 P.M. PACIFIC TIME
                               ON _________, 2002

        THIS CERTIFIES that, for value received, U S WEST Internet Ventures, Inc., a Colorado corporation (the "Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from Accelerated Networks, Inc., a California corporation (hereinafter called the "Company"), at the Warrant Price (as defined below), from time to time, but in any event at or prior to 5:00 p.m. Pacific time on the Expiration Date (as defined below), the Warrant Shares (as defined below).

        1. Definitions.

               (a) The "Expiration Date" shall be the second anniversary date of the Issuance Date.

               (b) The "Warrant Price" per Warrant Share shall be the price per share of the Company's Common Stock sold in the Company's initial public offering.

               (c) The "Warrant Shares" issuable upon exercise of this Warrant shall be ____________________ (_______) shares of the Company's Common Stock.

               (d)    The "Issuance Date" shall be _________, 2000.


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





        2. Exercise of Warrant and Limitations on Transfer of Shares.

               (a) The exercise of the purchase rights in whole or in part evidenced by this Warrant shall be effected by: (a) (i) the surrender of this Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Company at its principal offices and (ii) the delivery of the Warrant Price by check or bank draft payable to the Company's order or by wire transfer in immediately available funds for the number of shares for which the purchase rights hereunder are being exercised; or (b) the surrender of this Warrant, together with a duly executed copy of the form of Notice of Net Exercise attached hereto, to the Company at its principal offices (the "Net Exercise Right"). Upon exercise of this Net Exercise Right, the Holder shall be entitled to receive that number of shares of the Company's Common Stock computed by using the following formula:

                                       Y   =    X(A-B)
                                                ------
                                                  A

Y = the number of Warrant Shares to be issued to the Holder based on this exercise.

A = the Fair Market Value (as defined below) of one share of the Company's Common Stock on the date of exercise of this Warrant.

B = The Warrant Price for one Warrant Share under this Warrant.

X = The number of Warrant Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation).

        If the above calculation results in a negative number, then no Warrant Shares shall be issued or issuable upon exercise of this Warrant pursuant to the Net Exercise Right.

        "Fair Market Value" of a Warrant Share shall mean:

               (1) If the Common Stock is traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the thirty (30) calendar day period ending three (3) days prior to the exercise date;

               (2) If the Common Stock is not so traded but is actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) calendar day period ending three (3) days prior to the exercise date; and

               (3) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by a majority of the Board of Directors.

        In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of the Holder, or its nominee or other party designated in the purchase form by the Holder hereof, shall be delivered to the Holder as soon as is reasonably practicable after the date in which the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired or has been exercised in full, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such time. (All other terms and conditions of such new Warrant shall be identical to those contained herein, including, but not limited to the effective date hereof.) The person in whose name any certificate for shares is issued upon exercise of this Warrant shall for all purposes be deemed to have become the Holder of record of such shares on the date on which this Warrant was surrendered and payment of the Warrant Price, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the Holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. No fractional shares shall be issued upon exercise of this Warrant and no payment or adjustment shall be made upon any exercise on account of any cash dividends on the shares issued upon such exercise. If any fractional interest in a share would, except for the provision of this Section 2, be delivered upon such exercise, the Company, in lieu of delivery of a fractional share thereof, shall pay to the Holder an amount in cash equal to the current fair market value of such fractional share as determined as provided above.

               (b) The holder agrees not to make any disposition of all or any portion of the Warrant Shares for a period of one (1) year after the closing of the Company's initial public offering; provided, that the holder (and any permitted assignee of this Warrant and the rights hereunder) shall be entitled to transfer such Warrant Shares to an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended).

        3. Stock Splits, Consolidation; Reservation of Shares; Issuance Tax and Closing of Books.

               3.1 If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall, by stock split, combination, reclassification or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such stock split, combination, reclassification or other change and the Warrant Price therefore shall be appropriately adjusted, all subject to further adjustment as provided herein.

               3.2 The Company will at all times through the expiration of the Warrant term, reserve and keep available out of its authorized capital stock solely for the purpose of issue upon the exercise of this Warrant as herein provided, such number of shares as shall then be issuable upon the exercise of this Warrant. The Company shall from time to time in accordance with applicable law increase the authorized amount of its capital stock if at any time the number of shares remaining unissued and available for issuance shall not be sufficient to permit exercise of this Warrant. The Company covenants that all shares which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting such action as may be necessary to assure that all such shares may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which shares of capital stock of the Company may be listed.

               3.3 The issuance of certificates for shares upon exercise of this Warrant shall be made without charge to the holder of this Warrant for any issuance tax in respect thereof provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of Holder of this Warrant.

               3.4 The Company will at no time close its transfer books against the transfer of the shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

               3.5 If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction) provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Common Stock deliverable upon exercise would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3.5 with respect to the rights of the Holder after the recapitalization to the end that the provisions of this Section 3.5 (including adjustment of the Warrant Price then in effect and the number of shares purchasable upon exercise of this Warrant) shall be applicable after that event as nearly equivalent as may be practicable.

        4. Notice of Record Dates. In the event of:

               4.1 any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (other than cash dividends out of earned surplus), or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

               4.2 any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other entity, or

               4.3 any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

               4.4 then and in each such event the Company will give notice to the Holder of this Warrant specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend,


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

distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the Holders of record will be entitled to exchange their shares for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be given at least 20 days and not more than 90 days prior to the date therein specified, and such notice shall state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") or to a favorable vote of stockholder, if either is required.

        5. No Stock Rights or Liabilities. Except as expressly provided herein, this Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of actual exercise hereof by the holder hereof as provided herein, and no mere enumeration hereon of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Warrant Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

        6. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may in its discretion reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

        7. Restrictive Legends. Each certificate representing the Warrant Shares and any other securities issued in respect of the Warrant Shares upon any stock split, stock dividend, recapitalization, merger or similar event (unless no longer required in the opinion of counsel for the Company) shall be stamped or otherwise imprinted with legends substantially in the following forms (in addition to any legend that may now or hereafter be required by applicable federal or state law):

               "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES, THE AVAILABILITY OF CERTAIN EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS, OR DELIVERY OF AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH SECURITIES THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN FULL COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED."

               "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN THAT

               CERTAIN SECOND RESTATED INVESTORS' RIGHTS AGREEMENT, AS MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER, UPON REQUEST AND WITHOUT CHARGE, AT THE PRINCIPAL OFFICE OF THE CORPORATION."

        8. Presentment. Prior to due presentment of this Warrant together with a completed assignment form attached hereto for registration of transfer, the Company may deem and treat the Holder as the absolute owner of the Warrant, notwithstanding any notation of ownership or other writing thereon, for the purpose of any exercise thereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        9. Notice. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (i) five (5) days after deposit with the U.S. postal service or other applicable postal service, if delivered by first class mail, postage prepaid, (ii) upon delivery, if delivered by hand, (iii) one (1) business day after the day of deposit with Federal Express or similar overnight courier, freight prepaid, if delivered by overnight courier or (iv) one (1) business day after the day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed to the parties at the addresses set forth below or at such other address as shall be furnished by a party to the other party in writing with at least five (5) days prior notice:

        If to Accelerated Networks, Inc.:

               301 Science Drive
               Moorpark, CA  93021
               Attention: Chief Financial Officer

               with a copy to:

               Brobeck, Phleger & Harrison LLP
               38 Technology Drive
               Irvine, CA  92618
               Attention: Bruce R. Hallett, Esq.

        If to U S WEST Internet Ventures, Inc.:

               1801 California Street, Suite 3400
               Denver, Colorado  80202
               Attention: Ophyll D'Costa

               with a copy to:

               U S WEST Internet Ventures, Inc.
               Law Department, Strategic Transactions Group
               1801 California Street, Suite 5100

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

               Denver, Colorado  80202
               Attention: Henry Pickens, Esq.


        10. Governing Law. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of California without regard to principles of conflicts of laws.

        11. Successors, Assigns. This Warrant may not be assigned by the holder of this Warrant without the express prior written consent of the Company, which may be withheld at the Company's sole discretion. Notwithstanding the foregoing, the holder may assign this Warrant and all rights hereunder to any of its affiliates (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended). All the terms and provisions of this Warrant shall be binding upon and inure to the benefit of and be enforceable by the permitted assigns of the parties hereto.

        12. Amendment. This Warrant may be modified or amended only by a writing signed by the Company and the holder of this Warrant.

        13. Severability. Should any part but not the whole of this Warrant for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Warrant had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Warrant without including therein any such part which may, for any reason, be hereafter declared invalid.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered on and as of the Issuance Date by one of its officers thereunto duly authorized.

                                     ACCELERATED NETWORKS, INC.
                                     a California corporation


                                     By:
                                        ---------------------------------------
                                     Print Name:    Suresh Nihalani
                                     Title:  President

                               NOTICE OF EXERCISE

(To be executed by the Warrant holder if he desires to exercise the Warrant in whole or in part)

To:     ACCELERATED NETWORKS, INC.

        The undersigned, whose Social Security or other identifying number is _____________, hereby irrevocably elects the right of purchase represented by the within warrant for, and to purchase thereunder, __________________________ shares of securities provided for therein and tenders payment herewith to the order of

                           ACCELERATED NETWORKS, INC.

                                in the amount of

                                $
                                 -----------------

The undersigned requests that certificates for such shares be issued as follows:

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------
Deliver to:
           ---------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

and, if said number of shares shall not be all the shares purchasable hereunder, that a new Warrant for the balance remaining of the shares purchasable under the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below:

                                          Address:
                                                  ------------------------------

                                          --------------------------------------

                                          --------------------------------------

Dated:                              , 20
      ------------------------------    --

                                          Signature:
                                                    ----------------------------
                                          Print Name:
                                                     ---------------------------
                                          (Signature must conform in all
                                          respects to the name of the Warrant
                                          holder as specified on the face of the
                                          Warrant, without alternation,
                                          enlargement or any change whatsoever)

                             NOTICE OF NET EXERCISE

To:     Accelerated Networks, Inc.
        301 Science Drive
        Moorpark, CA  93021

               1. The undersigned hereby elects to exercise that portion of the attached Warrant representing the right to purchase __________________ shares of Common Stock of Accelerated Networks, Inc. ("Accelerated") and thereby acquire such number of shares of Common Stock as is determined pursuant to Section 2 of such Warrant, which exercise shall be effected pursuant to the terms of the attached Warrant.

               2 Please issue a certificate or certificates representing said shares in the name of the undersigned.

               3. The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

               4. If exercise of the attached Warrant is in connection with a merger or initial public offering of Accelerated, exercise shall occur upon the condition of, and simultaneously with, the consummation of such merger or initial public offering, as the case may be.


Date:                                    U S WEST INTERNET VENTURES, INC.
     -------------------------------


                                         By:
                                            ------------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                               ---------------------------------

                                      B-1